Exhibit 15



ING VARIABLE ANNUITIES

                         POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of Golden American Life Insurance Company ("Golden American"), constitute and appoint Myles R. Tashman, and Marilyn Talman, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all capacities, to sign the following Golden American registration statements and current amendments to registration statements, and to file the same, with all exhibits thereto, on or before May 3, 1999, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

  o Post-Effective Amendment currently designated #3 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 333-28769; 811-5626)
  o Amendment currently designated #5 to Golden American's Registration Statement on Form S-1 (No. 333-28765)
  o Post-Effective Amendment currently designated #12 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 33-59261; 811-5626)
  o Amendment currently designated #3 to Golden American's Registration Statement on Form S-1 (No. 333-51353)
  o Post-Effective Amendment currently designated #3 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 333-28679; 811-5626)
  o   Golden American's Registration Statement on form S-1
  o Post-Effective Amendment currently desigated #5 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 333-28755; 811-5626)
  o Amendment currently designated #3 to Golden American's Registration Statement on Form S-1 (No. 333-65009)
  o Post-Effective Amendment currently designated #1 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 333-66757: 811-5626)
  o Amendment currently designated #3 to Golden American's Registration Statement on Form S-1 (No. 333-66745)
  o Post-Effective Amendment currently designated #29 to Separate Account B of Golden American's Registration Statement on Form N-4 (Nos. 33-23351; 811-5626)
  o Post-Effective Amendment currently designated #23 to Separate Account A of Golden American's Registration Statement on Form N-4 (Nos. 33-23458; 811-5627)


SIGNATURE                TITLE                         DATE
---------                -----                         ----

/s/Barnett Chernow       Director and President        April 9, 1999
---------------------
Barnett Chernow


/s/Myles R. Tashman      Director, Executive Vice      April 8, 1999
---------------------     President, General Counsel
Myles R. Tashman          and Secretary


/s/R. Brock Armstrong    Director                      April 12, 1999
---------------------
R. Brock Armstrong

/s/Michael W. Cunningham Director                      April 8, 1999
---------------------
Michael W. Cunningham


/s/Linda B. Emory        Director                      April 9, 1999
---------------------
Linda B. Emory


/s/Phillip R. Lowery     Director                      April 8, 1999
---------------------
Phillip R. Lowery

/s/E. Robert Koster      Senior Vice President and     April 7, 1999
---------------------     Chief Financial Officer
E. Robert Koster


1475 Dunwoody Drive                GOLDEN SELECT SERIES
West Chester, PA  19380            Issued by Golden American Life
                                   Insurance Company